Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser
Wallace R. Weitz & Company

Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
National Financial Data Services, Inc.

This report has been prepared for the information of the shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

7/27/2001

WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market
Fund

QUARTERLY

REPORT
June 30, 2001

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ symbol: WEFIX

WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
Performance Since Inception
Portfolio Manager's Letter
Schedule of Investments in Securities
WEITZ SERIES FUND, INC -- GOVERNMENT MONEY MARKET FUND
Portfolio Manager's Letter
Schedule of Investments in Securities

Fixed Income Fund

Performance Since Inception	3

Shareholder Letter	4

Schedule of Investments	7

Government Money Market Fund

Shareholder Letter	9

Schedule of Investments	10

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five and ten year periods ended June 30, 2001.

	Value of	Value of	Value of
	Initial	Cumulative	Cumulative	Total	Annual
	$10,000	Capital Gain	Reinvested	Value of	Rate of
Period Ended	Investment	Distributions	Dividends	Shares	Return

Dec. 23, 1988	$10,000	$—	$—	$10,000	—%
Dec. 31, 1988	9,939	—	68	10,007	—
Dec. 31, 1989	10,020	—	900	10,920	9.1
Dec. 31, 1990	10,232	12	1,661	11,905	9.0
Dec. 31, 1991	10,625	13	2,597	13,235	11.4
Dec. 31, 1992	10,557	13	3,396	13,966	5.5
Dec. 31, 1993	10,820	14	4,258	15,092	8.1
Dec. 31, 1994	9,961	13	4,763	14,737	-2.4
Dec. 31, 1995	10,847	14	6,199	17,060	15.8
Dec. 31, 1996	10,637	13	7,158	17,808	4.4
Dec. 31, 1997	10,916	14	8,419	19,349	8.6
Dec. 31, 1998	10,989	14	9,653	20,656	6.8
Dec. 31, 1999	10,432	13	10,400	20,845	0.9
Dec. 31, 2000	10,698	14	12,168	22,880	9.8
June 30, 2001	11,092	14	12,966	24,072	5.2 †

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended June 30, 2001, was 12.6%, 7.2% and 6.9%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $12,351. This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

†	Return is for the period 1/1/01 through 6/30/01

WEITZ SERIES FUND — FIXED INCOME FUND
June 30, 2001 – Quarterly Report

July 9, 2001

Dear Fellow Shareholder:

        The Fixed Income Fund performed well during the second quarter with most of our return resulting from interest income we receive on our bonds. Total return for the quarter was +1.6%, which consisted of approximately +1.4% from net interest income (after deducting fees and expenses), and +0.2% from (unrealized) appreciation of our bonds. This brings our year to date return to +5.2% and +12.6% over the last twelve months.

        The table below summarizes total return data for our fund compared with the average intermediate-term investment grade fixed income fund over one and five year periods.

	1 Year	5 Years

Fixed Income Fund	12.6%	7.2%
Average Intermediate Investment Grade Fixed Income Fund*	10.2%	6.6%

*	Source: Lipper Analytical Services

        The following table shows a profile of our portfolio as of June 30:

Average Maturity	5.3 years
Average Duration	2.6 years
Average Coupon	6.4%
30-Day SEC Yield at 6-30-01	5.1%
Average Rating	AA

Overview

        Most fixed-income investors experienced positive returns during the second quarter and the first six months of the year as interest rates, especially short-term rates, continued to decline. In fact, short-term interest rates have fallen dramatically this year in response to the Federal Reserve’s efforts to stimulate a sluggish domestic economy. So far in 2001, the Fed has lowered its target for the federal funds rate (the overnight loan rate between banks but controlled by the Federal Reserve) by 2 3/4%, a dramatic change in such a short period of time. However, long-term rates (ten years and longer), have actually increased causing the yield curve (interest rates across all maturities from shortest to longest) to steepen. Rising inflation expectations and a belief that the Fed will be successful in averting a recession have caused bond investors to demand a higher interest rate for lending longer-term.

        It’s too early to measure how successful the Fed’s efforts at reviving the economy will be. Monetary action typically takes between six and eighteen months to be felt in the economy, so it could be well into 2002 before we will know for sure. As usual, hindsight often has the uncanny ability of having 20/20 vision, but much will depend on whether the Fed is fighting a cyclical inventory or a secular capital investment correction. The former isn’t pleasant, but tends to last for a shorter period of time. It usually can be cured, however, with sufficient amounts of monetary stimulus such as what the Fed is prescribing. The latter can be a long, painful process of rationalizing the excesses of over-investment and Fed efforts may be much less effective.

        The bond market appears to be discounting the more painful of these two possibilities, especially in the telecommunications industry. Years of easy financing and high leverage have led to excess capacity that is either unused or underutilized. The result has been a spike in bankruptcies where bondholders have little hope of any recovery. Two examples during the second quarter highlight this sector’s plight. PSINet, a provider of Internet solutions to businesses, and 360networks, a provider of fiber optic products, filed for bankruptcy protection and left bondholders holding the bag to the tune of approximately $5 billion. Meaningful recovery for these debt holders appears remote. Also, other companies in this sector have seen the value of their debt plummet as bond investors worry about these companies’ future prospects and ability to service high debt loads.

        As usual, I have no particular insight as to what the Fed will do next or the general direction of interest rates. But a couple of observations from the events of this year are worth mentioning. First, a “winning by not losing” strategy seems paramount to long-term success in bond investing. Unlike equity investors where a great investment idea can make up for a few poor performing investments, bond owners are usually not so fortunate. Bond investors typically invest $1 today in exchange for a pre-set interest rate and the promise to repay that $1 sometime in the future. It is difficult to recover from having a bond investment go to zero, or decline dramatically. We will continue to search for fixed-income investments with favorable risk/reward characteristics while focusing on minimizing negative surprises.

        Second, a byproduct of the Fed’s efforts at stimulating the economy could be a rise in the level of inflation or a reduction in real returns (the difference between inflation and nominal interest rates), both of which reduce the purchasing power of returns for bond investors. Inflation has remained generally subdued (albeit rising moderately), rising 3.6% as measured by the Consumer Price Index over the past twelve months. However, real returns (especially on shorter-term maturities) have declined materially as a result of the Fed’s activities. This reduces the relative attractiveness of owning bonds at present levels and may argue for a more conservative approach.

Portfolio Review and Strategy

        We are most comfortable with stable, high-quality, short- to intermediate-term bonds. Overall, we feel this approach allows us to generate most of the returns of long-term bonds with less risk. This strategy may act as a drag on returns should interest rates decline abruptly but it should help us avoid large negative surprises and provide reasonable returns over time. Here are brief comments on some of our largest positions to give you a sense of why we are comfortable in the short-run and hopeful about our long-term prospects.

Mortgage-Backed and Agency Securities

        Our mortgage-backed and agency securities have very low credit risk exposure and are of high quality. Mortgage-backed securities represent about a quarter of our portfolio and are backed by monthly mortgage payments from homeowners throughout the country. The type of mortgage-backed securities (Planned Amortization Class bonds) we own offer high predictability in cash flows (both interest and maturity payments). These are complicated instruments and while I won’t try to discuss more details in this letter, I’d be happy to discuss these and other arcane bond subjects for anyone who might want to give me a call.

        Agency securities represent about 15% of our portfolio and are typically represented by either Fannie Mae or Freddie Mac securities. The bonds of both agencies are high quality and their returns relative to Treasuries offer ample compensation for the incremental risk we assume.

Corporate Bonds

        Our corporate bond securities (about 30% of our portfolio) are concentrated in relatively mature companies with strong cash flows, which can be used to reinvest in the business as well as service their debt obligations. Often times, our equity portfolios are good hunting grounds for favorable fixed-income investments. Countrywide Home Loans, Hilton Hotels, Liberty Media and Citizens Communications are examples of that process at work. Citizens Communications, which was added to the portfolio during the second quarter, has been aggressively buying rural phone lines from larger companies and financing part of this expansion with debt. Citizens generates lots of discretionary cash flow, has some control over its destiny, and has management I trust to use the cash flow wisely. The Citizens bond has a maturity of five years and yields over 9% to maturity. While these kinds of opportunities are rare, they have the possibility of enhancing our returns over time.

        If you have any questions about our investments or strategy, please call.

Best regards, Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND

Schedule of Investments in Securities
June 30, 2001
(Unaudited)

	Face
Rating	amount		Cost	Value

		CORPORATE BONDS — 28.9%
	$750,000	Superior Financial Corp. Sr. Notes 8.65% 4/01/03	$750,000	$738,749
Ba2	1,100,000	USA Networks, Inc. 7.0% 7/01/03	1,090,149	1,137,125
A	1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	997,123	1,030,609
A	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	998,938	1,021,463
	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	251,250
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,037,937
B+	750,000	Century Communications Sr. Notes 9.5% 3/01/05	784,962	744,375
A	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	598,315	607,038
BBB	1,000,000	Citizen Communications Co. 8.5% 5/15/06	990,678	1,027,973
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	972,514	1,005,013
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	502,192	480,198
AA-	1,000,000	Merrill Lynch 7.15% 7/30/12	1,000,000	995,281
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,032	1,040

		Total Corporate Bonds	9,935,903	10,078,051

		MORTGAGE-BACKED SECURITIES — 23.7%
AAA	113,743	Fannie Mae REMIC Planned Amortization Class 7.5% 4/25/19 (Estimated Average Life 0.4 years)	112,882	113,945
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/20 (Estimated Average Life 0.6 years)	1,003,313	1,011,337
AAA	331,558	Fannie Mae REMIC Planned Amortization Class 6.5% 10/25/18 (Estimated Average Life 0.7 years)	323,310	332,432
AAA	12,903	Freddie Mac 9.5% 9/01/03 (Estimated Average Life 1.0 years)	12,903	13,363
AAA	500,000	Freddie Mac REMIC Planned Amortization Class 6.65% 9/15/21 (Estimated Average Life 1.2 years)	491,346	506,286
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21 (Estimated Average Life 1.8 years)	992,618	1,015,059
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 4/15/21 (Estimated Average Life 1.9 years)	977,933	1,017,595
AAA	500,000	Freddie Mac REMIC Planned Amortization Class 7.0% 7/15/21 (Estimated Average Life 2.1 years)	495,803	510,178
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21 (Estimated Average Life 2.3 years)	1,018,382	1,018,755
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09 (Estimated Average Life 2.7 years)	1,003,009	1,018,935
AAA	724,011	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 4.1 years)	723,201	720,459
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 11/15/23 (Estimated Average Life 5.6 years)	1,002,812	992,885

		Total Mortgage-Backed Securities	8,157,512	8,271,229

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

	Face
Rating	amount		Cost	Value

		TAXABLE MUNICIPAL BONDS — 2.6%
AAA	$325,000	Baltimore Maryland 7.25% 10/15/05	$327,918	$344,984
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	495,155
AAA	25,000	Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13	25,000	25,481
AAA	30,000	Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14	30,000	30,549

		Total Taxable Municipal Bonds	882,918	896,169

		U.S. GOVERNMENT AND AGENCY SECURITIES — 15.9%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,045,754
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,369	519,024
AAA	1,000,000	Fannie Mae 7.15% 10/11/06	998,581	1,009,074
AAA	1,000,000	Fannie Mae 6.56% 11/26/07	1,000,000	1,014,619
AAA	1,000,000	Freddie Mac 6.41% 7/15/13	1,007,757	973,313

		Total U.S. Government and Agency Securities	5,506,707	5,561,784

	Shares

		COMMON STOCKS — 0.9%
	46,500	Hanover Capital Mortgage Holdings, Inc.	422,645	325,500

		CONVERTIBLE PREFERRED STOCKS — 4.0%
	46,600	Redwood Trust, Inc. 9.74% Pfd. Class B	1,225,075	1,414,310

		NON-CONVERTIBLE PREFERRED STOCKS — 0.7%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	217,000	241,500

	Face
	amount

		SHORT-TERM SECURITIES — 24.9%
	$3,206,699	Wells Fargo Government Money Market Fund	3,206,699	3,206,699
AAA	5,500,000	U.S. Treasury Bills due 7/19/01 to 9/06/01	5,475,917	5,476,480

		Total Short-Term Securities	8,682,616	8,683,179

		Total Investments in Securities	$35,030,376	35,471,722

		Other Liabilities in Excess of Other Assets — (1.6%)		(558,158)

		Total Net Assets — 100%		$34,913,564

		Net Asset Value Per Share		$11.25

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
June 30, 2001 – Quarterly Report

July 9, 2001

Dear Shareholder:

        The yield on the Government Money Market Fund continued to decline during the second quarter. As of June 30th, the 7-day and 30-day yields of our portfolio were 3.3% and 3.4%, respectively.*

        The Federal Reserve continued to aggressively lower the federal funds rate (the overnight loan rate between banks but controlled by the Federal Reserve) during the second quarter in an effort to jump-start a sagging economy. The Fed cited persistent patterns—namely, declining corporate profitability and business capital spending and rising layoffs—as reasons for such strong action.

        The dramatic decline in the fed funds rate engineered by the Fed so far in 2001 (2 3/4% since the start of the year) has had a large impact on returns to money market investors (ours included). Given the conservative investment horizon imposed on money market funds (maintaining an average maturity that does not exceed 90 days), reinvestment opportunities and their yields will continue to be directly impacted by the Fed’s monetary policy (and it’s effect on short-term Treasury securities).

        While it’s impossible to predict the direction of interest rates, it seems plausible that short-term rates may stabilize near their present levels as the Fed waits for the full monetary effects to kick in. Our credit quality, however, will remain high (Treasury bills or agency securities).

        If you have any questions about the mechanics of the fund or our investment strategy, please call.

Best regards, Thomas D. Carney Portfolio Manager

*  An investment in the fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the fund will be able to maintain a stable net asset value.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
June 30, 2001
(Unaudited)

	Face
Rating	amount		Value

		U.S. GOVERNMENT AND AGENCY SECURITIES — 96.8%†
AAA	$10,000,000	Federal Home Loan Bank Discount Note 4.226% 7/25/01	$9,972,500
AAA	5,500,000	U.S. Treasury Bill 3.737% 7/26/01	5,486,042
AAA	4,000,000	Federal Home Loan Bank Discount Note 3.933% 7/27/01	3,988,878
AAA	8,000,000	U.S. Treasury Bill 3.547% 9/06/01	7,948,336
AAA	2,000,000	U.S. Treasury Bill 3.432% 12/20/01	1,968,180

		Total U.S. Government and Agency Securities	29,363,936

Shares

	SHORT-TERM SECURITIES — 3.5%
1,059,235	Wells Fargo 100% Treasury Money Market Fund	1,059,235

	Total Investments in Securities (Cost $30,423,171)**	30,423,171
	Other Liabilities in Excess of Other Assets — (0.3%)	(102,339)

	Total Net Assets — 100%	$30,320,832

†	Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
**	Cost is the same for Federal income tax purposes.

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